                                 EXHIBIT 10.32
                                 -------------


NOLAN ENTERPRISES
Real Estate Investment & Development Co.
323 Main Street
Danbury, Connecticut 06810
TEL.  (203) 797-8255 FAX  (203) 797-8104

March 31, 1998

Communication Development Corporation
Ms. Patricia Bisbano
30 Main Street
Suite #400
Danbury, CT 06810

RE:  VIDEO CONFERENCE ROOM

Dear Patty:

This letter will serve to follow up our conversations regarding the use of office space for a video conferencing center at Danbury Executive Tower, 30 Main Street, Danbury, Connecticut.

As we discussed to date, we offer to lease said 794 square feet of office space. We will make certain improvements which will consist of new carpeting, painting, ceiling tiles and a new entry doorway.

We agree to provide this office space to Communications Development Corporation for a video conference center for a period of one (1) year at the following rental rates.

     May 1, 1998 and June 1, 1998                    $500.00
     July 1, 1998 and August 1, 1998                 $550.00
     September 1, 1998 to February 28, 1999          $600.00
     March 1, 1999 and April 1, 1999                 $650.00

Kindly acknowledge your acceptance of these terms by signing below where indicated.

Very truly yours,                      DATE     3/31/98
NOLAN ENTERPRISES                          -------------------
                                            ACKNOWLEDGED & ACCEPTED BY
                                            COMMUNICATIONS DEVELOPMENT
                                            CORPORATION

By   /s/ Mark J. Nolan                 By   /s/ Patricia Bisbano
     -----------------                   ---------------------------
     Mark J. Nolan                          Patricia Bisbano, President
     For Danbury Executive Tower
     Investment Group, LLP